UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 8, 2019

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 8, 2019, SWK Holdings Corporation (the “Company”) amended its Rights Agreement dated April 8, 2019 (the “Rights Agreement”), with Computershare Trust Company, N.A., as Rights Agent, to extend the term of the Rights Agreement to April 8, 2022 (subject to earlier expiration as described in the Rights Agreement).

The purpose of the Rights Agreement is to protect the Company’s ability to carry forward its net operating losses (the “NOLs”), which the Company believes are a substantial asset of the Company. The Company has experienced substantial operating losses in previous years, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” its NOLs in certain circumstances to offset current and future earnings, and thus reduce its federal income tax liability (subject to certain requirements and restrictions). If the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use its NOLs could be substantially limited or lost altogether. The Rights Agreement is intended to reduce the likelihood of an Ownership Change by deterring any person or group from acquiring beneficial ownership of 4.9% or more of the Company’s outstanding common stock without the prior approval of the Board of Directors of the Company.

A summary of the terms of the Rights Agreement can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2016. The summary of the terms of the amendment to the Rights Agreement is qualified in its entirety by the full text of the amendment, a copy of which is filed as Exhibit 4.01 hereto and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

See the description set forth in Item 1.01 of this Current Report on Form 8-K which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number	Description

4.01	Amendment No. 1 to Rights Agreement, dated as of April 8, 2019, by and between SWK Holdings Corporation and Computershare Trust Company, N.A., as Rights Agent

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ WINSTON BLACK
Winston Black
Chief Executive Officer

Date: April 8, 2019

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EXHIBIT INDEX

Exhibit	Description

4.01	Amendment No. 1 to Rights Agreement, dated as of April 8, 2019, by and between SWK Holdings Corporation and Computershare Trust Company, N.A. , as Rights Agent

3